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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                 August 2, 2005


                       Environmental Tectonics Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation of organization)



                   1-10655                          23-1714256
          ------------------------      ------------------------------------
          (Commission File Number)      (IRS Employer Identification Number)




                     County Line Industrial Park
                      Southampton, Pennsylvania               18966
               ---------------------------------------     ----------
               (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100


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ITEM 7.01 REGULATION FD DISCLOSURE.

         On August 2, 2005, Environmental Tectonics Corporation (the "Company") issued a press release announcing the redemption of all of the Company's outstanding taxable variable rate demand/fixed rate revenue bonds due April 1, 2020. A copy of this press release is attached as Exhibit 99.1 and is hereby incorporated by reference.

         The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS.

                  99.1  Press Release dated August 2, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ENVIRONMENTAL TECTONICS CORPORATION
                                            Registrant


Date: August 2, 2005                        By /s/ Duane D. Deaner
                                               --------------------------------
                                                   Duane D. Deaner
                                                   Chief Financial Officer



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